DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

-  DREYFUS WORLDWIDE GROWTH FUND

Registration No. 811-7512

                                                                                                            Sub-Item 77Q1

Articles of Amendment are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 2009.